Share-Based Awards Plan	12 Months Ended
Dec. 31, 2013
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Share-Based Awards Plan
18.	SHARE-BASED AWARDS PLAN

Baidu, Inc.

Incentive compensation plans

In December 2008, the Company adopted a share incentive plan (the “2008 Plan”), which provides for the granting of share incentives, including incentive share option (“ISO”), restricted shares and any other form of award pursuant to the 2008 Plan, to members of the board, employees and consultants of the Company. However, the Company may grant ISOs only to its employees. The Company has reserved 3,428,777 ordinary shares for issuance under the 2008 Plan, which will expire in the year 2018. The vesting schedule, time and condition to exercise options will be determined by the compensation committee. The term of the options may not exceed ten years from the date of the grant, except that five years is the maximum term of an ISO granted to an employee who holds more than 10% of the voting power of the Company’s share capital.

Under the 2008 Plan, the exercise price per share subject to an option may be amended or adjusted at the discretion of the compensation committee, the determination of which would be final, binding and conclusive. To the extent not prohibited by applicable laws or exchange rules, a downward adjustment of the exercise prices would be effective without the approval of the Company’s shareholders or the approval of the affected grantees. If the Company grants an ISO to an employee who, at the time of that grant, owns shares representing more than 10% of the voting power of all classes of the Company’s share capital, the exercise price cannot be less than 110% of the fair market value of the Company’s ordinary shares on the date of that grant.

Starting from February 15, 2006, the Company has granted restricted Class A ordinary shares of the Company (“Restricted Shares”). Terms for the Restricted Shares are the same as share options except that Restricted Shares do not require exercise and have a two to four years vesting term.

Share options

The following table summarizes the option activity for the year ended December 31, 2013:

	Number of shares	Weighted average exercise price (US$)	Weighted average remaining contractual life (Years)	Aggregate intrinsic value (US$ in thousands)
Share options
Outstanding, December 31, 2012	209,338	1,013.10	4.29	16,264
Granted	93,079	950.60
Exercised	(29,658)	913.40
Forfeited/Cancelled	(40,187)	769.62
Outstanding, December 31, 2013	232,572	1042.90	8.62	171,156
Vested and expected to vest at December 31, 2013	199,093	1036.60	8.58	147,764
Exercisable at December 31, 2013	44,699	859.40	7.48	41,095

The aggregate intrinsic value in the table above represents the difference between the Company’s closing stock price on the last trading day in 2013 and the exercise price.

Total intrinsic value of options exercised for the years ended December 31, 2011, 2012 and 2013 was RMB275.86 million, RMB200.91 million and RMB114.21 million (US$18.87 million), respectively.

As of December 31, 2013, there was RMB357.31 million (US$59.02 million) unrecognized share-based compensation cost related to share options. That deferred cost is expected to be recognized over a weighted-average vesting period of 2.90 years. To the extent the actual forfeiture rate is different from the original estimate, actual share-based compensation costs related to these awards may be different from expectation.

The fair value of each option award was estimated on the date of grant using the Black-Scholes-Merton valuation model. The volatility assumption was estimated based on implied volatility and historical volatility of the Company’s share price applying the guidance provided by ASC 718. The Company begins to estimate the volatility assumption solely based on its historical information since year 2009. Assumptions about the expected term were based on the vesting and contractual terms and employee demographics. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

The following table presents the assumptions used to estimate the fair values of the share options granted in the years presented:

	2011	2012	2013

Risk-free interest rate	0.31%~1.03%	0.35%~0.43%	0.40%~1.35%
Dividend yield	—	—	—
Expected volatility range	48.20%~61.58%	43.60%~44.72%	42.33%~44.17%
Weighted average expected volatility	58.27%	43.75%	43.33%
Expected life (in years)	2.66~3.00	2.67~3.08	3.08~4.57

In addition, the Company recognizes share-based compensation expense net of an estimated forfeiture rate and therefore only recognizes compensation cost for those shares expected to vest over the service period of the award. The estimation of the forfeiture rate is based primarily upon historical experience of employee turnover. To the extent the Company revises this estimate in the future, the share-based payments could be materially impacted in the year of revision, as well as in the following years.

The exercise price of options granted during the years 2011, 2012 and 2013 equaled the market price of the ordinary shares on the grant date. The weighted-average grant-date fair value of options granted during the years 2011, 2012, and 2013 was US$432.68, US$323.00, and US$419.80, respectively.

Restricted shares

Restricted shares activity for the year ended December 31, 2013 was as follows:

	Number of shares	Weighted average grant date fair value (US$)
Restricted shares
Unvested, December 31, 2012	114,816	1,164.10
Granted	87,123	1,137.00
Vested	(35,005)	1,166.70
Forfeited	(20,424)	1,134.80
Unvested, December 31, 2013	146,510	1,151.40

The total fair value of the restricted shares vested during the years ended December 31, 2011, 2012 and 2013 was RMB198.77 million, RMB128.70 million, RMB247.24 million (US$40.84 million), respectively.

As of December 31, 2013, there was RMB652.94 million (US$107.86 million) unrecognized share-based compensation cost related to restricted shares. That deferred cost will be recognized over a weighted-average vesting period of 2.83 years. To the extent the actual forfeiture rate is different from the original estimate, actual share-based compensation costs related to these awards may be different from expectation.

Subsidiaries

Certain subsidiaries also have equity incentive plans granting share-based awards. Total share-based compensation expenses recognized and unrecognized were insignificant, both individually and in aggregate, for all years presented.

The following table summarizes the total compensation cost recognized by the Group:

	For the years ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
	(In thousands)

Expensed as cost of revenues	7,527	10,105	23,976	3,961
Expensed as selling, general and administrative	50,012	54,512	164,704	27,207
Expensed as research and development	94,489	147,692	326,047	53,859
Capitalized as part of internal-used software	1,700	1,944	229	38